UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2012

WILLIAMS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172-0172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 918/573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 3, 2012, Williams Partners L.P. (the “Partnership”) issued a press release announcing the Offering (as defined below) and on April 4, 2012, the Partnership issued a press release announcing that it had priced the Offering. Copies of these press releases are furnished and attached as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01. Other Events.

On April 4, 2012, the Partnership and Williams Partners GP LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc., UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Jefferies & Company, Inc., Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the underwriters named in Schedule 1 thereto, with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Partnership of 10,000,000 common units representing limited partner interests in the Partnership at a price to the public of $54.56 per common unit. Pursuant to the Underwriting Agreement, the Partnership granted the underwriters a 30-day option to purchase up to an additional 1,500,000 common units if the underwriters sell more than 10,000,000 common units in the Offering.

The Offering has been registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-179471) of the Partnership (the “Registration Statement”), and the prospectus supplement dated April 4, 2012, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. Closing of the sale of the common units is expected to occur on April 10, 2012. Certain legal opinions related to the Registration Statement are also filed herewith as Exhibits 5.1 and 8.1.

The Partnership intends to use the net proceeds from the Offering for general partnership purposes, including the funding of a portion of the cash consideration for the Partnership’s previously announced acquisition of Caiman Eastern Midstream, LLC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 4, 2012, by and among Williams Partners L.P., Williams Partners GP LLC, and Citigroup Global Markets Inc., Barclays Capital Inc., UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Jefferies & Company, Inc., Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the underwriters named in Schedule 1 thereto.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

8.1	Opinion of Andrews Kurth LLP relating to tax matters.

99.1	Press release dated April 3, 2012.

99.2	Press release dated April 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

By:	Williams Partners GP LLC,
its General Partner

By:	/s/ Lorna R. Simms
Lorna R. Simms Assistant Secretary

DATED: April 9, 2012

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 4, 2012, by and among Williams Partners L.P., Williams Partners GP LLC, and Citigroup Global Markets Inc., Barclays Capital Inc., UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Jefferies & Company, Inc., Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the underwriters named in Schedule 1 thereto.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

8.1	Opinion of Andrews Kurth LLP relating to tax matters.

99.1	Press release dated April 3, 2012.

99.2	Press release dated April 4, 2012.